Exhibit 10.2

SECOND AMENDMENT

SECOND AMENDMENT, dated as of August 1, 2022 (this “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONMED Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Parent Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, Lenders constituting the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments.

(a)    Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended as follows:

(i)    The definition of “Consolidated Senior Secured Leverage Ratio” is hereby amended by deleting the reference therein to “$75,000,000” and substituting in lieu thereof the dollar amount “$100,000,000”.

(ii)    The definition of “Consolidated Total Leverage Ratio” is hereby amended by deleting the reference therein to “$75,000,000” and substituting in lieu thereof the dollar amount “$100,000,000”.

(iii)    The definition of “Indebtedness” is hereby amended by inserting the following proviso at the end thereof:

“; provided, further, that no earn-out obligation arising in connection with any other acquisition by the Parent Borrower or any of its Subsidiaries shall constitute Indebtedness unless and until such obligation is finally determined to be due and payable under the relevant acquisition agreement and solely if not paid within five days after the date it is finally determined to be due and payable.”

(b)    Section 7.1(b) (Consolidated Total Leverage Ratio) of the Credit Agreement is hereby amended and restated as follows:

“Permit the Consolidated Total Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Parent Borrower and its Subsidiaries to exceed (i) with respect to the period of four consecutive fiscal quarters ending June 30, 2021 and September 30, 2021, 5.25 to 1.00, (ii) with respect to the period of four consecutive fiscal quarters ending December 31, 2021 and March 31, 2022, 5.00 to 1.00, (iii) with respect to the period of four consecutive fiscal quarters ending June 30, 2022, September 30, 2022 and December 31, 2022, 6.25 to 1.00, (iv) with respect to the four consecutive fiscal quarters ending March 31, 2023 and June 30, 2023, 6.00 to 1.00, (v) with respect to the four consecutive fiscal quarters ending September 30, 2023 and December 31, 2023, 5.75 to 1.00 and (vi) otherwise, 5.50 to 1.00.

Notwithstanding the foregoing, if the Parent Borrower or any of its Subsidiaries consummates a Material Acquisition, at the election of the Parent Borrower (the notice of which election shall be given prior to the earlier of (i) the date that is thirty (30) days after consummating the relevant Material Acquisition and (ii) the date by which the Parent Borrower has to deliver financial statements in accordance with Section 6.1(a) or (b) in respect of the fiscal quarter in which such Material Acquisition was consummated), the Consolidated Total Leverage Ratio may be 0.50 to 1.00 (or such lesser amount as is required to comply with clause (x) of the proviso below) greater than the ratio set forth above for four consecutive fiscal quarters starting with the fiscal quarter in which such Material Acquisition is consummated; provided that (x) the required Consolidated Total Leverage Ratio that would apply as a result of any such step-up shall be no more than 6.00 to 1.00, (y) such step-up shall be permitted only twice during this Agreement and (z) there shall be at least two fiscal quarters in between any such step-ups.”

SECTION 3. Conditions to Effectiveness of Amendment. The amendments set forth in this Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the following conditions precedent have been satisfied:

(a)    The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Parent Borrower, each Foreign Subsidiary Borrower party to the Credit Agreement on the Second Amendment Effective Date and Lenders constituting the Required Lenders.

(b)    The Lenders and the Administrative Agent shall have received (to the extent invoiced at least two Business Days prior to the Second Amendment Effective Date) all fees and reasonable and documented expenses required to be paid on or before the Second Amendment Effective Date pursuant to the Credit Agreement and this Amendment (including the reasonable and documented fees and expenses of one legal counsel pursuant to Section 6 below).

SECTION 4. Representations and Warranties. Each Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is, after giving effect to this Amendment, true and correct in all material respects (or in all respects if qualified by materiality) on and as of the Second Amendment Effective Date as if made on and as of the Second Amendment Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Effects on Credit Documents. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Borrower or any Foreign Subsidiary Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of one counsel for the Administrative Agent.

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Parent Borrower and the Administrative Agent.

SECTION 9. Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CONMED CORPORATION,
as the Parent Borrower

By:	/s/ Daniel S. Jonas, Esq.
Name:	Daniel S. Jonas, Esq.
Title:	Executive Vice President, Legal Affairs, General
Counsel & Secretary

By:	/s/ Johonna Pelletier
Name:	Johonna Pelletier
Title:	Treasurer and Vice President, Tax

LINVATEC NEDERLAND B.V.,
as a Foreign Subsidiary Borrower

By:	/s/ Daniel S. Jonas
Name:	Daniel S. Jonas
Title:	Director

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Judy Marsh
Name:	Judy Marsh
Title:	Authorized Officer

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael W. Brunner
Name:	Michael W. Brunner
Title:	Senior Vice President

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Yinghua Zhang
Name:	Yinghua Zhang
Title:	Senior Vice President

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

DNB CAPITAL LLC,
as a Lender

By:	/s/ Dania Hinedi
Name:	Dania Hinedi
Title:	Senior Vice President

By:	/s/ Devon Patel
Name:	Devon Patel
Title:	Senior Vice President

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

MUFG BANK, LTD.,
as a Lender

By:	/s/ Spencer Hughes
Name:	Spencer Hughes
Title:	Managing Director

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Karen M. Dahlquist
Name:	Karen M. Dahlquist
Title:	Authorized Signatory

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Kyle Patterson
Name:	Kyle Patterson
Title:	Senior Vice President

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

TD BANK N.A.,
as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]

TRUIST BANK,
as a Lender

By:	/s/ Jared Cohen
Name:	Jared Cohen
Title:	Director

[Signature Page to Second Amendment to Seventh Amended and Restated Credit Agreement]